UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934

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Nielsen Holdings plc

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Your Vote Counts! NIELSEN HOLDINGS PLC 2021 Annual General Meeting Vote by May 24, 2021 11:59 PM ET D49441-P48838 You invested in NIELSEN HOLDINGS PLC and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 25, 2021. Get informed before you vote View the Notice and Proxy Statement, the US Annual Report and the UK Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote in Person or Virtually at the Point your camera here and Meeting* vote without entering a May 25, 2021 9:00 a.m. (Eastern Time) control number 75 Second Avenue #330 Needham, MA 02494 or Virtually at: www.virtualshareholdermeeting.com/NLSN2021AM *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a    paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

NIELSEN HOLDINGS PLC

2021 Annual General Meeting
Vote by May 24, 2021
11:59 PM ET

Voting Items	Board Recommends
1. Election of directors:	
1a. James A. Attwood, Jr.	For
1b. Thomas H. Castro	For
1c. Guerrino De Luca	For
1d. Karen M. Hoguet	For
1e. David Kenny	For
1f. Janice Marinelli Mazza	For
1g. Jonathan Miller	For
1h. Stephanie Plaines	For
1i. Nancy Tellem	For
1j. Lauren Zalaznick	For
2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2021.	For
3. To reappoint Ernst & Young LLP as our UK statutory auditor to audit our UK statutory annual accounts for the year ending December 31, 2021.	For
4. To authorize the Audit Committee to determine the compensation of our UK statutory auditor.	For
5. To approve on a non-binding, advisory basis the compensation of our named executive officers as disclosed in the proxy statement.	For
6. To approve on a non-binding, advisory basis the Directors' Compensation Report for the year ended December 31, 2020.	For
7. To approve the Directors' Compensation Policy.	For
8. To authorize the Board of Directors to allot equity securities.	For
9. To authorize the Board of Directors to allot equity securities without rights of pre-emption.	For
10. To authorize the Board of Directors to allot equity securities without rights of pre-emption in connection with an acquisition or specified capital investment.	For
11. To approve of forms of share repurchase contracts and share repurchase counterparties.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

D49442-P48838